UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Text Message Release Samples

Option 1:

[CLIENT LOGO] - optional

Action needed for your Hartford Funds investment.

Please take a moment to respond to the proxy related to your investment. It takes just a few clicks, and once completed, proxy outreach will stop.

Respond now: [VOTE LINK]
Questions? (855) 496-3017
Reply STOP to opt out.

Option 2:

[CLIENT LOGO] - optional

Your Hartford Funds investment needs your response.

Complete your proxy response in just a few clicks. Once completed, proxy outreach will stop.

Take action: [VOTE LINK]
Questions? (855) 496-3017
Reply STOP to opt out.

Option 3:

[CLIENT LOGO] - optional

You have an investment in Hartford Funds that requires your attention.

Please complete your proxy response today. It’s quick and easy, and once completed, proxy outreach will stop.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

Take action: [VOTE LINK]
Questions? (855) 496-3017
Reply STOP to opt out.

Option 4:

[CLIENT LOGO] - optional

Important: Action is still needed for your Hartford Funds investment.

Please complete your proxy response today. It takes just a few clicks, and once completed, proxy outreach will stop.

Respond now: [VOTE LINK]
Questions? (855) 496-3017
Reply STOP to opt out.

ADJOURNED SAMPLE

Option 5:

Action is still needed for your Hartford Funds investment.

The shareholder meeting has been adjourned to [DATE]. Please complete your proxy response today. It takes just a few clicks, and once completed, proxy outreach will stop.

Take action: [VOTE LINK]
Questions? (855) 496-3017
Reply STOP to opt out.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION